UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2020

Black Hills Corporation

(Exact name of registrant as specified in its charter)

South Dakota	001-31303	46-0458824
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7001 Mount Rushmore Road

Rapid City, SD 57702

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (605) 721-1700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(d))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock of $1.00 par value	BKH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

The disclosure under Item 8.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01	Other Events.

On February 27, 2020, Black Hills Corporation (the “Company”) issued 1,222,942 shares of the Company’s common stock, par value $1.00 per share (the “Common Stock”), at a price to the public of $81.77 per share (the “Common Shares”). The Common Shares were issued and sold pursuant to the Underwriting Agreement (the “Underwriting Agreement”), dated February 24, 2020, by and between the Company and BMO Capital Markets Corp. (the “Underwriter”).

The Underwriting Agreement contains representations and warranties and covenants that are customary for transactions of this type. In addition, the Company has agreed to indemnify the Underwriter against certain liabilities on customary terms. The Underwriter and its affiliates have engaged in, and may in the future engage in, investment banking and other commercial dealings, including but not limited to commercial lending services, with the Company, its direct or indirect subsidiaries or its affiliates. They have received, or may in the future receive, customary fees and commissions for these transactions.

The Common Shares have been issued pursuant to the Company’s Registration Statement on Form S-3 (Registration No. 333-219705) (the “Registration Statement”), which became effective upon filing with the Securities and Exchange Commission, and the related Prospectus dated August 4, 2017 and Prospectus Supplement dated February 24, 2020. We intend to apply the net proceeds from our sale of Common Shares, after payment of the costs and expenses of the transactions described in this Current Report on Form 8-K, for working capital and general corporate purposes, which may include, among other things, capital expenditures, investments, other business opportunities and repayment or refinancing of our outstanding debt.

Copies of the Underwriting Agreement and opinions related to the Common Stock are attached hereto as exhibits and are expressly incorporated by reference herein and into the Registration Statement. The foregoing description of the terms of the Underwriting Agreement is qualified in its entirely by reference to the actual terms thereof.

Item 9.01	Financial Statements and Exhibits.

(d)            Exhibits

The following exhibits are furnished or filed herewith:

Number	Exhibit

1.1	Underwriting Agreement dated February 24, 2020 between Black Hills Corporation and BMO Capital Markets Corp.
5.1	Opinion of Brian G. Iverson, Esq.
23.1	Consent of Brian G. Iverson, Esq. (included in the opinion filed as Exhibit 5.1)

104	Cover Page Interactive Data File (formatted as inline XBRL)

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACK HILLS CORPORATION

By:	/s/ Richard W. Kinzley
Richard W. Kinzley
Senior Vice President and Chief Financial Officer

Date: February 27, 2020